UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
________
FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

BIO STUFF INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	pending
(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

476 Rua da Misericordia, Suite 214	1200-273
Lisbon, Portugal	(Zip Code)
(Address of Principal Executive Offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

None

If this form relates to the registration of a class of securities	If this form relates to the registration of a class of
pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check following box. [ ]	securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:  333-1258321

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, par value $0.001
(Title of Class)

Item 1.     Description of Registrant’s Securities to be Registered

The description of securities contained in Registrant’s Registrant Statement on Form S-1 filed with the Securities and Exchange Commission (File No. 333-1258321) is incorporated by reference into this registration statement.

Item 2.     Exhibits

Exhibit No.	Description

3.1	Articles of Incorporation (1)

3.2	By-Laws (1)

(1) Filed as an exhibit to the Registrant’s registration statement on Form S-1 filed with the Securities and Exchange Commission on March 31, 2009

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

BIO-STUFF

By:      /s/ Joao P. Dos Santos
Joao P. Dos Santos
Chief Executive Officer

Date: August 28, 2009